UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant  :

Filed by a Party other than the Registrant  9

Check the appropriate box:

:	Preliminary Proxy Statement

9	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

9	Definitive Proxy Statement

9	Definitive Additional Materials

9	Soliciting Material Pursuant to '240.14a-12

OLDWEBSITES.COM, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

:	No fee required.

9	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

9	Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

9
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
(801) 531-0404

US Securities & Exchange Commission
Washington, DC

Memo:

Attached is a preliminary proxy statement being filed by Oldwebsites.com, Inc.

We are filing this preliminary proxy statement because an additional item of business has been added, sale of the operating assets of the Company in exchange for a debt owing.

If you have any questions please contact:

STEVEN L. TAYLOR, PC
Lawyer
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
801 578-3283

/s/
James Roszel, Chairman of the Board of Directors

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
October 29, 2009

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of OLDWEBSITES.COM, INC.  (“Company”) will be held at the corporate office of the Company, located at 175 East 400 South, Salt Lake City, Utah commencing at 10:30am MDT for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.
To approve the sale of the operating assets of the Company to Cooksmill NetSystems Inc. Cooksmill NetSystems Inc. will purchase the operating assets of the Company in exchange for the debt owing to Cooksmill NetSystems Inc.

4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 8, 2009, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

James Roszel
Chairman of the Board

Salt Lake City, Utah
September 25, 2009

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN.  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

OLDWEBSITES.COM, INC.
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Oldwebsites.com, Inc., a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on October 29, 2009.  This proxy statement and form of proxy will be sent to shareholders on approximately October 14, 2009.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company and “FOR” Cooksmill NetSystems purchase of the operating assets of the Company in exchange for the debt owed to Cooksmill NetSystems Inc.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $2,500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, there were 7,909,345 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2008, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Cooksmill NetSystems Inc. (Note 1)	3,982,113	50.35%
	175 East 400 South, Suite 900	(voting)
	Salt Lake City, UT

Common	James Roszel (Note 2)	92,348	1.17%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Paul Roszel (Note 3)	242,066	3.06%
	7 Darren Place	(voting)
	Guelph, Ontario Canada

Common	Terrence J. Millie	158,678	2.01%
	St. Tomaso 18	(voting)
	Bergamo, Italy

Common	Richard R. Ivanovick, C.A.	410,563	5.19%
	23 Cottontail Place	(voting)
	Cambridge, Ontario Canada

Note (1) Cooksmill NetSystems Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.

Note (2) Mr. James Roszel is the son of Mr. Paul Roszel (see Note 1 and Note 3).

Note (3) Mr. Paul Roszel owns and beneficially holds 242,066 shares. In addition, he may be deemed to be a beneficial owner of the 3,982,113 common shares held by Cooksmill NetSystems Inc. (see Note 1).

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office

James Roszel (Note 1)	28	Chairman of the Board, President, Director	08/99 to present

Paul Roszel	53	Director	08/99 to present

Terrence J. Millie	34	Director	08/99 to present

Richard R. Ivanovick C.A.	68	Chief Financial Officer	08/99 to present

Note (1)  James Roszel is the son of Paul Roszel.

For the past eight years Mr. James Roszel has been responsible for the ongoing marketing, and participated in business development of RecycleNet Corporation.  James Roszel has been the President and a Director of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.) since its inception.

For the past eight years Mr. Paul Roszel has been responsible for the ongoing development and promotion of RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

For the past eight years Mr. Terrence Millie has been involved in the development of Oldwebsites.com, Inc. (formerly Fiberglass.com, Inc.).  He has also been involved in the development of RecycleNet Corporation and Scrap China Corporation (a former wholly-owned subsidiary of RecycleNet Corporation).

Mr. Richard Ivanovick, C.A., joined the Company in August 1999 as the Chief Financial Officer.  For the past 30 years Mr. Ivanovick has been serving as President of Marsh Tire Service Ltd., Ontario, Canada, a company involved in automobile service, sales and leasing of automobiles in the Guelph, Ontario area.  Mr. Ivanovick has also served as the Chief Financial Officer of RecycleNet Corporation since March 1999

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

The Company’s owns 24 (twenty-four) websites as their operating assets.  The websites have combined sales revenue of $7,600 in 2008 and $4,400 in 2007.  With operating costs being $65,100 in 2008 and $68,000 in 2007 the Company’s operations are unsustainable.

As of September 25, 2009 the Company has received a loan of $55,600. from Cooksmill NetSystems, Inc.  in order to continue operations in the Company.   This note payable is due on demand and bears no interest.

The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary, Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such, Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the years ended December 31, 2008 and 2007 were $9,000 and $9,000, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees, as does Inter-Continental.  The management/staff charges for the years ended December 31, 2008 and 2007 were $19,319 and $26,675, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. will pay the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

The Company has shared office space in a facility owned by the family of the President of the Company.

Cooksmill NetSystems, Inc. is a wholly-owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Mr. Paul Roszel, a director of the Company and his immediate family.  Cooksmill NetSystems Inc. owns 3,982,113 common shares of Oldwebsites.com, Inc.

Mr. Paul Roszel, through his holdings, controls the majority of the shares in Oldwebsites.com, Inc.

Paul Roszel is the CEO and founding director of RecycleNet Corporation, the former parent Company of Oldwebsites.com, Inc.  James Roszel is the son of Paul Roszel.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the fiscal years 2008 and 2007 by the Officers and Directors of the Company.  They are the only persons who received compensation during those periods. No other miscellaneous compensation was paid or stock options granted during those periods.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

James Roszel, President & Chairman	2008	$19,319
	2007	$26,675

Paul Roszel, Director	2008	$NIL
	2007	$NIL

Terrence Millie, Director	2008	$NIL
	2007	$NIL

Richard R. Ivanovick, CFO	2008	$NIL
	2007	$NIL

Audit Fees

Hansen, Barnett & Maxwell P.C. served as the Company’s independent accountants for the year ended December 31, 2008 and are expected to serve in that capacity for the current year. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell P.C. for the year ended December 31, 2008 are summarized as follows:

2008
Audit	$14,250
Audit related	–
Tax	1,400
All other	–

Total	$15,650

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Audit Committee has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, James P. Roszel, Paul Roszel, and Terrence J. Millie, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

PROPOSAL NUMBER 3
SALE OF OPERATING ASSETS

Cooksmill NetSystems Inc., the major shareholder of the Company, will purchase the operating assets of Oldwebsites.com, Inc., which is comprised of 24 (twenty-four) websites.   The websites have combined sales revenues of $7,600 in 2008 and $4,400 in 2007.  With operating costs being $65,100 in 2008 and $68,000 in 2007 the Company’s operations are unsustainable.  Cooksmill NetSystems Inc. will purchase the operating assets of the 24 (twenty-four) websites in exchange for the debt owing of $55,600.US by the Company to Cooksmill NetSystems Inc.   The Board of Directors recommends a vote “FOR” the sale of the operating assets.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2010 annual meeting must be received by the Company no later than December 31, 2009, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2010 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@oldwebsites.com

By Order of the Board of Directors

September 25, 2009
James Roszel, Chairman

HANSEN, BARNETT& MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944
www.hbmcpas.com	A Member of the Forum of Firms

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors
Oldwebsites.com, Inc.

We have audited the balance sheets of Oldwebsites.com, Inc. as of December 31, 2008 and 2007 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oldwebsites.com, Inc. as of December 31, 2008 and 2007 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s operating losses, negative cash flows from operations and accumulated deficit raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
March 28, 2009

OLDWEBSITES.COM, INC
BALANCE SHEETS

December 31,	2008	2007
ASSETS
Current Assets
Cash	$1,758	$25,026
Total Assets	1,758	25,026

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accrued expenses	11,550	7,300
Loan payable to related party	30,000	-
Total Current Liabilities	41,550	7,300
Stockholders' Equity (Deficit)
Common shares - $0.00 par value; 150,000,000 shares
authorized; 7,909,345 shares issued and outstanding	131,927	131,927
Accumulated deficit	(171,719)	(114,201)
Total Stockholders' Equity (Deficit)	(39,792)	17,726
Total Liabilities and Stockholders' Equity (Deficit)	$1,758	$25,026

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENTS OF OPERATIONS

For The Years Ended December 31,	2008	2007
Sales	$7,627	$4,389
Selling, general and administrative expenses	65,145	68,007
Net Loss	$(57,518)	$(63,618)

Basic and Diluted Loss Per Common Share	$(0.01)	$(0.01)
Weighted-Average Common Shares Outstanding	7,909,345	8,724,862

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

				Total
	Common Shares		Accumulated	Stockholders'
	Shares	Amount	Deficit	Equity (Deficit)
Balance - December 31, 2006	9,100,000	$131,927	$(50,583)	$81,344

Return of shares from spin-off of Corporation
September 7, 2007; at cost	(1,190,655)	-	-	-

Net loss for the year ended December 31, 2007	-	-	(63,618)	(63,618)
Balance - December 31, 2007	7,909,345	131,927	(114,201)	17,726

Net loss for the year ended December 31, 2008			(57,518)	(57,518)
Balance - December 31, 2008	7,909,345	$131,927	$(171,719)	$(39,792)

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
STATEMENTS OF CASH FLOWS

For The Years Ended December 31,	2008	2007
Cash Flows From Operating Activities:
Net loss	$(57,518)	$(63,618)
Changes in assets and liabilities:
Accrued expenses	4,250	7,300
Deferred revenue	-	(2,345)
Net Cash Used in Operating Activities	(53,268)	(58,663)

Cash Flows From Investing Activities:
Collection of related party receivable	-	75,000
Net Cash Provided by Investing Activities	-	75,000

Cash Flows From Financing Activities:
Proceeds from loan payable to related party	30,000	-
Net Cash Provided by Financing Activities	30,000	-
Net Change in Cash	(23,268)	16,337
Cash at Beginning of Period	25,026	8,689
Cash at End of Period	$1,758	$25,026

The accompanying notes are an integral part of these financial statements

OLDWEBSITES.COM, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1-ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - The accompanying financial statements present the financial position of Oldwebsites.com, Inc. (the Company) and the results of the operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition – The Company has an accumulated deficit, negative cash flows from operations and losses since inception. This situation raises substantial doubt about its ability to continue as a going concern.  The Company believes that the shift in the focus of the operations will be sufficient to fund its ongoing operations. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Operations - Oldwebsites.com, Inc. operates a Business-to-Business online portal, focusing on the composite materials industry.  Until 2003, the Company charged a monthly fee for services that were provided to customers which included Internet advertising and Internet trading of composite goods.  In July 2003, the Company created within its portal business a custom exchange to buy and sell old websites and domain names, www.oldwebsites.com. In 2007, the Company turned its focus on the operation and further development of this exchange while still continuing with its portal services for the composite materials industry as a secondary line of business.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Fair Values of Financial Instruments - Due to their near-term nature, the amounts reported as cash, accrued expenses and loan payable to related party are considered to be reasonable approximations of their fair values.

Revenue Recognition - The Company has an affiliate marketing agreement with Cooksmill NetSystems, Inc.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. pays the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

Oldwebsites.com, Inc., operates an exchange for buying and selling old websites and domain names.  The Company anticipates capturing revenue from this portion of its business by charging a percentage of the value of the websites or domain names sold in the exchange.

Oldwebsites.com, Inc. currently uses contextual advertising and affiliate marketing on its websites to realize the value of Internet traffic.  These services include pay-per-click advertising, pay-per-call advertising, pay-per-lead advertising, banner advertising, lead generation services, and affiliate content advertising. The Company will apply these monetization services to the websites listed in the oldwebsites.com exchange.

Recent Accounting Pronouncements – In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard Number 157, Fair Value Measurements, (SFAS 157) which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The provisions of SFAS No. 157 related to financial assets and financial liabilities were effective during 2008.  With respect to certain nonfinancial assets and nonfinancial liabilities, SFAS No. 157 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years.  The Company does not expect that the adoption of SFAS No. 157 with respect to nonfinancial assets and nonfinancial liabilities will have a material impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No. 160 clarifies that a non-controlling interest in a subsidiary should be reported as equity in the consolidated financial statements, consolidated net income shall be adjusted to include the net income attributed to the non-controlling interest and consolidated comprehensive income shall be adjusted to include the comprehensive income attributed to the non-controlling interest. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141 (R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. The Company has not yet determined the effect on its consolidated financial statements, if any, upon adoption of SFAS No. 141 (R) or SFAS No. 160.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS No. 161 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities to require enhanced disclosures concerning the manner in which an entity uses derivatives (and the reasons it uses them), the manner in which derivatives and related hedged items are accounted for under SFAS No. 133 and interpretations thereof, and the effects that derivatives and related hedged items have on an entity's financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements of fiscal years and interim periods beginning after November 15, 2008.  The Company has not yet determined the effects on its consolidated financial statements, if any, that may result upon the adoption of SFAS 161.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP.  The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process.  The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP.  The adoption of FASB 162 is not expected to have a material impact on the Company’s financial statements.

Advertising Costs - Advertising costs are charged to expense in the period incurred. Advertising expense for the years ended December 31, 2008 and 2007 was $0 and $3,990 respectively.

Income Taxes — The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Basic and Diluted Income (Loss) per Common Share - Basic income (loss) per common share is calculated by dividing net income (loss) by the weighted-average number of common shares outstanding. Diluted income per common share is calculated by dividing net income by the weighted-average number of common shares outstanding to give effect to potentially issuable common shares, except during loss periods when those potentially issuable shares are anti-dilutive. As of December 31, 2008 and 2007, the Company had no common stock equivalents outstanding.

NOTE 2-RELATED PARTY TRANSACTIONS

As of December 31, 2006, the Company had advanced $75,000 to RecycleNet Corporation. This note receivable was due on demand, bore no interest, and was collected in February 2007.

The Company has an agreement with Inter-Continental Recycling, Inc. and its wholly owned subsidiary, Cooksmill NetSystems, Inc. to provide various services for the Company. Inter-Continental Recycling, Inc., and as such, Cooksmill NetSystems, Inc., is 100% owned by the immediate family of the President of the Company.

As of December 31, 2008, the Company has received a loan of $30,000 from Cooksmill NetSystems, Inc. This note payable is due on demand and bears no interest.

Cooksmill NetSystems Inc. provides Rhodium Webweaver Services to the Company for website management and e-commerce software (ISP) and the fees for this service are billed to the Company on a monthly basis. The Rhodium Webweaver Services (ISP) charges for each of the years ended December 31, 2008 and 2007 were $9,000 and $9,000, respectively.

All management and staff are retained on an unwritten contract basis under a related party transaction with Inter-Continental Recycling Inc. Because of the affiliation between Inter-Continental and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. Inter-Continental assigns and provides employees to the Company as long as the Company requires them and can pay the associated costs. Inter-Continental provides services to and for the Company by employees of Inter-Continental. There is no mark-up or other charges incurred by the Company from Inter-Continental and the Company pays the same amount for services for the Inter-Continental employees, as does Inter-Continental.  The management/staff charges for the years ended December 31, 2008 and 2007 were $19,319 and $26,675, respectively.

The Company engaged in an affiliate marketing agreement with Cooksmill NetSystems, Inc. on January 1, 2008.  Through this affiliate marketing agreement, Cooksmill NetSystems, Inc. will pay the Company (the “Affiliate”) a commission on net Pay-Per-Lead service sales generated by customers referred by the Company’s web sites.

The Company has shared office space in a facility owned by the family of the President of the Company.

NOTE 3-STOCKHOLDERS' EQUITY

The Company is authorized to issue 150,000,000 common shares with no par value.

On June 6, 2007 RecycleNet Corporation announced the spin-off of Oldwebsites.com, Inc. effective September 7, 2007.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation common shareholders.  On September 7, 2007, the common shareholders of record of RecycleNet Corporation received one share of Oldwebsites.com, Inc. for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 1,190,655 shares, was returned to the company.   The balance of issued and outstanding shares of Oldwebsites.com, Inc. as of December 31, 2008 is 7,909,345.

NOTE 4-INCOME TAXES

Deferred tax assets are comprised of the following at December 31, 2008 and 2007:

For the Years Ended December 31,	2008	2007
Operating loss carry forwards	$62,140	$40,686
Less: Valuation allowances	(62,140)	(40,686)
Net Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended December 31, 2008 and 2007.

The following is a reconciliation of the amount of expense that would result from applying federal statutory rates to pretax loss with the provision for income taxes for the years ended December 31:

For the Years Ended December 31,	2008	2007
Tax benefit at statutory rate (34%)	$(19,556)	$(21,630)
Change in deferred tax asset valuation allowance	21,454	23,729
Other	(1,898)	(2,099)
Net Income Tax Expense	$-	$-

The Company has U.S. federal operating loss carry forwards of $166,596 that expire from 2019 through 2028. The uses of U.S. operating loss carry forwards are limited and may not be available to offset future income.

PROXY
OLDWEBSITES.COM, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON October 29, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of OLDWEBSITES.COM, INC. (“Company”) hereby constitutes and appoints Paul Roszel and James Roszel, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the corporate office of the Company, 175 East 400 South, Salt Lake City, Utah on Thursday October 29, 2009, at 10:30 o’clock a.m. MDT, and at any adjournment thereof.

ELECTION OF DIRECTORS:  Three persons are nominated – James Roszel, Paul Roszel and Terrence Millie (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
James Roszel [  ]      Paul Roszel [  ]     Terrence Millie [  ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell as the Company’s public accountants for the coming year.
FOR [  ]                            AGAINST [  ]

SALE OF OPERATING ASSETS
Cooksmill NetSystems Inc., the major shareholder of the Company, will purchase the operating assets, which is comprised of 24 (twenty-four) websites owned by the Company, in exchange for the debt owing of $55,600.00US by the Company to Cooksmill NetSystems Inc.
FOR [  ]                            AGAINST [  ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.

AUTHORITY GRANTED [  ]         AUTHORITY WITHHELD [  ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________
Signature

Joint Owner (if any)
Dated:________________, 2009
Printed name(s)/Capacity

(In order to execute your proxy, please remove this page and return to the Company in the envelope provided)